UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2024

INDAPTUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(646) 427-2727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 17, 2024, Indaptus Therapeutics, Inc. (the “Company”) entered into a clinical supply agreement (the “Supply Agreement”) with BeiGene Switzerland GmbH (“BeiGene”) to advance clinical evaluation of Decoy20, the Company’s novel product candidate designed to induce a broad immune response to fight cancer, in combination with BeiGene’s anti-PD-1 antibody, tislelizumab (the “BeiGene Product”), for the treatment of patients with advanced solid tumors (the “Combination Study”). The Company intends to seek approval from the U.S. Food and Drug Administration to initiate the Combination Study, which is anticipated to begin in 2025.

Under the terms of the Supply Agreement, the Company will pay for all costs associated with the Combination Study (other than the cost of the BeiGene Product), BeiGene will supply the BeiGene Product to the Company for the purposes of the study, and the Company will supply Decoy20 for the purposes of the Combination Study. The Supply Agreement will terminate upon the earlier of (i) the one-year anniversary of the date that the Company provides BeiGene with the Combination Study’s final clinical study report or (ii) the date of termination of the Combination Study, subject to early termination in certain circumstances.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These include statements regarding management’s expectations, beliefs and intentions regarding, among other things: our expectations and plans regarding our clinical supply agreement with BeiGene; our plans to advance clinical evaluation of the combination of BeiGene’s anti-PD-1 antibody, tislelizumab, with Decoy20; our plans to seek FDA approval and to initiate a combination trial, and the timing thereof; the anticipated effects of our product candidates, including Decoy20; the plans and objectives of management for future operations; our research and development activities and costs; the sufficiency of our cash and cash equivalents to fund our ongoing activities and our cash management strategy; and our assessment of financing options to support our corporate strategy. Forward-looking statements can be identified by the use of forward-looking words such as “believe”, “expect”, “intend”, “plan”, “may”, “should”, “could”, “might”, “seek”, “target”, “will”, “project”, “forecast”, “continue” or “anticipate” or their negatives or variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical matters. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to the following: our limited operating history; conditions and events that raise substantial doubt regarding our ability to continue as going concern; the need for, and our ability to raise, additional capital given our lack of current cash flow; our clinical and preclinical development, which involves a lengthy and expensive process with an uncertain outcome; our incurrence of significant research and development expenses and other operating expenses, which may make it difficult for us to attain profitability; our pursuit of a limited number of research programs, product candidates and specific indications and failure to capitalize on product candidates or indications that may be more profitable or have a greater likelihood of success; our ability to obtain and maintain regulatory approval of any product candidate; the market acceptance of our product candidates; our reliance on third parties to conduct our preclinical studies and clinical trials and perform other tasks; our reliance on third parties for the manufacture of our product candidates during clinical development; our ability to successfully commercialize Decoy20 or any future product candidates; our ability to obtain or maintain coverage and adequate reimbursement for our products; the impact of legislation and healthcare reform measures on our ability to obtain marketing approval for and commercialize Decoy20 and any future product candidates; product candidates of our competitors that may be approved faster, marketed more effectively, and better tolerated than our product candidates; our ability to adequately protect our proprietary or licensed technology in the marketplace; the impact of, and costs of complying with healthcare laws and regulations, and our failure to comply with such laws and regulations; information technology system failures, cyberattacks or deficiencies in our cybersecurity; and unfavorable global economic conditions. These and other important factors discussed under the caption “Risk Factors” included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the SEC on August 12, 2024, our most recent Annual Report on Form 10-K filed with the SEC on March 13, 2024, and our other filings with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this report. All forward-looking statements speak only as of the date of this report and are expressly qualified in their entirety by the cautionary statements included in this report. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2024

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Nir Sassi
Name:	Nir Sassi
Title:	Chief Financial Officer